UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22077

Prospector Funds, Inc.
(Exact name of registrant as specified in charter)

370 Church St., Guilford, CT 06437
(Address of principal executive offices) (Zip code)

Prospector Partners Asset Management, LLC, 370 Church St., Guilford, CT 06437
(Name and address of agent for service)

(203) 458-1500
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1. Report to Stockholders.

Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Beginning on April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Funds’ website, www.prospectorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (877) 734-7862.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Funds, you can call (877) 734-7862 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Annual Report

www.prospectorfunds.com	December 31, 2020

PROSPECTOR FUNDS, INC.

January 30, 2021

Dear Shareholders of the Prospector Capital Appreciation Fund and Prospector Opportunity Fund,

First and foremost, we hope this writing finds you and your families healthy. It’s been a long twelve months and no one could be criticized for being happy to see the end of 2020.  So much changed so quickly at the beginning of the year, as COVID-19 rapidly spread around the world, creating the first global pandemic of our lifetimes.  Unfortunately, we all had to quickly learn to live in a “new normal” environment and lives were turned upside down.  As most of us went into quarantine in March, quickly entering the lexicon were terms like:  social distancing, herd immunity, flatten the curve, pantry loading, and distance learning… to name a handful.

For those of us in the investment management business, the information flow related to Covid-19 (spread of the virus, therapeutics, vaccines, etc.) was akin to drinking from a fire hose.  The stock market that had already begun discounting news more rapidly in recent years accelerated from “warp speed to ludicrous speed” (forgive us for the “Space Balls” reference).  Indeed, as the multi-trillion dollar stimulus plan started taking shape in the spring, and vaccine candidates entered Phase 1 trials, the market, which entered a bear market in record speed, quickly made a V-shaped bottom, charging higher and never looking back.

As referenced in our last writing, growth stocks dominated over their value brethren during 2020.  This is contrary to history, where value stocks typically lead in the early years of an economic recovery.  While, we’ve felt for some time that there are several potential catalysts which could cause a rotation to value stocks (including the potential for increased inflation, rising interest rates and additional economic expansion) our conviction has only grown given the results of the recent U.S. elections.  In the paragraphs to follow, we delve into why this is the case, and what we feel are the broader implications of the election.

Implications of the Blue “Ripple”

In November, a deeply divided nation went to the polls and voted to change administrations.  Subsequently on January 5, 2021, the Georgia Senate runoff elections resulted in the Democrats taking control of the Senate, in addition to the Presidency and the House.  This can have many implications on the economy and investing climate in the coming years.  We believe this outcome, on the margin, will lead to a more rapid economic expansion, higher interest rates and inflation expectations, and a steeper yield curve.  We regard this environment as constructive for value stocks in general, including cyclical companies and beaten down financial stocks.  We expand on these thoughts below.

First off, as you could see in the following table, which includes data provided by Ned Davis Research (NDR), history would indicate that both industrial production and inflation run higher when we have both a Democrat president and control of Congress.  Additionally, according to NDR, when the incumbent president loses office, this is typically a precursor for cyclical stocks outperforming.  Their reason is logical - most often, a sputtering economy is the reason behind an incumbent losing out on a second term.  Therefore, the new administration often makes that their number one priority and enacts legislation to boost the economy, which in turn, benefits cyclically-exposed companies.

PROSPECTOR FUNDS, INC.

While, undoubtedly, there are many factors that went into the current change in administrations, the state of the pandemic-impacted economy likely weighed heavily.  And given that backdrop, we expect the incoming Biden administration to deliver an additional large stimulus package to bolster the economy as we attempt to bridge from the COVID-19 pandemic towards a “new normal” economy.

We also anticipate the Biden administration will push a $1 trillion+ infrastructure package early in his administration, given this was a top priority during his candidacy.  While the slim majority Democrats hold in the Senate (a 50-50 tie with Vice President Harris the tie-breaking vote) offers hurdles to getting an infrastructure bill passed, we expect that they will either be able to get it done (at least partially) via budget reconciliation, or as part of a stimulus package.

Trillions in additional stimulus dollars and/or infrastructure bill, both of which (in our view) have a better chance of getting done under a scenario where the White House and both Houses of Congress are held by the same party, would add inflationary fuel to an already expanding economy, and would likely lead to rising interest rates.  A countervailing force under a Democratic administration could be higher taxes.  However, in our opinion, with such a tight margin in the Senate, significant tax increases will be difficult to achieve…especially while we are still impacted by the pandemic.  We don’t discount the potential for a rise in the corporate tax rate at some point - especially as part of a negotiation for a large infrastructure bill - however the threat of higher taxes in our minds is outweighed by the near term impact of additional stimulus.  Both parties also seem willing to let the deficit rise, and seem less worried than ever about “paying for” stimulus packages.

What does this all mean for your portfolio?  While we did not make wholesale changes to the Funds in anticipation of, or in reaction to the election outcome, we feel both the Capital Appreciation Fund and the Opportunity Fund are positioned well for the current environment.  Increasing spending and deficits by the U.S. government should lead to rising inflation expectations and interest rates.  We also expect a continued steepening in the yield curve given the Fed has indicated a willingness to keep short-term interest rates low until inflation goes above 2%.  This should benefit financial service companies, including long out-of-favor banks which could see improving net interest margins.  The economic expansion mitigates credit risk for the regional banks whose balance sheets are solid, both in terms of capital levels and ratios as well as a maintaining a strong reserving position.  During the second half of 2020, we increased exposure to banks in both Funds.  This came as the stocks were extremely out of favor, but we were able to gain comfort over loan loss reserves as the companies reported their second round of

PROSPECTOR FUNDS, INC.

loan deferral stats.  Meanwhile, these institutions were trading at bottom decile valuations, and mid-single digit dividend yields.  While many of these holdings have rallied recently from bottom decile to bottom quintile absolute valuations, we still see significant upside.  By way of reference, below we show the S&P 500 Bank Index’s relative performance and relative valuation over the past ten years.

Source:  FactSet

The nascent recovery also portends good results out of the industrial, more cyclical, companies in your portfolio, especially those with exposure to COVID-depressed end markets such as commercial aerospace, auto, and energy where the prices remain depressed.  These and other industrial companies could be significant beneficiaries of a large infrastructure bill, which is a pressing need and high priority of the incoming Biden administration.  Recall that our criteria for investing in these companies includes a solid, low-leverage balance sheet, dependable free cash flow generation, an owner-oriented management team, and participating in an industry with active merger & acquisition activity.  Like banks, we also increased both Funds’ weighting to non-financial cyclicals during the second half of the year.

Prospector Opportunity Fund Highlights

The Prospector Opportunity Fund increased 5.43% for the full year 2020.  This trailed the benchmark Russell 2000 and Russell Midcap returns of 19.96% and 17.10%.  2020 was another year that Growth easily outperformed Value across all market capitalizations.  The Value component of both the Russell 2000 and Russell Midcap were more in line with our returns, with both indices posting gains of just under 5%.  The biggest drag on our performance was our overweight positions in financial services stocks, which were among the worst performing sectors. On a more positive note, our holdings in the consumer staples and consumer discretionary provided healthy returns during the year.

PROSPECTOR FUNDS, INC.

Our largest purchase in the Opportunity Fund since our last writing was the Aberdeen Standard Physical Platinum Shares ETF (PPLT).  Historically, platinum has traded at a premium to gold.  However, over the past decade, gold has risen by more than 30% while platinum has declined by 40%, and thus gold now trades at nearly double the price of platinum.  Currently, there is over $100 billion in the two largest gold ETF’s versus just over $1 billion in PPLT.  We believe that investors attracted to precious metals could shift their attention from gold to platinum given the relative price performance.  In addition to platinum’s precious metal appeal in a world of unprecedented money printing, experts believe that demand will once again exceed supply in 2021.  The total mined supply of platinum is 190 metric tons in a given year, versus 3,300 metric tons of gold mined, enhancing platinum’s scarcity value.  Finally, platinum could be a long-term green energy play.  Hydrogen vehicles currently use substantially more platinum than diesel vehicles as a catalyst for fuel cells.  Europe and China have stated that hydrogen will play an important role in their desire to reach long-term carbon neutrality.  For these reasons, we took the opportunity to add a modest position in platinum, via PPLT, to your portfolio.

As mentioned above, we increased exposure to cyclical companies during the second half of the year.  Three of our top purchases exemplify this:  Axalta Coating Systems (AXTA), Sensata Technologies (ST), and Parsley Energy (PE).  Axalta is a leading global manufacturer of coatings for a range of uses which include:  automobiles (OEM and body shops), industrial parts, wood products, and other applications.  As could be imagined, AXTA was hit hard by the pandemic-induced slowdown.  This provided the opportunity to buy a high-quality franchise, with a history of generating substantial cash flows, at an attractive mid-single digit free cash flow yield.  We also see Axalta as a prime takeover candidate, and estimate private market value is significantly higher than our purchase prices.

Sensata is one of the world’s leading suppliers of sensing, electrical protection, controls, and power management technologies.  Their products are critical for the ever more complex, electrified, automated, and smart industrial world.  The company is particularly strong in the automotive and transportation markets.  Sensata was a unit of Texas Instruments (TI) until 2006.  Companies with significant exposure to autos have been out of favor due to weak volumes during the pandemic, but we are confident volumes will recover, as they always have before.  Plus, ST has a great opportunity posed by the eventual electrification and automation of the fleet.  Though EVs (electric vehicles) remain a small portion of cars sold, all cars become more sophisticated each year and more of ST’s products penetrate the fleet each year.  EVs will be nicely additive due to their level of sophistication.  ST targets 400-600bps annual growth in excess of their auto and transport submarkets, and the company has been delivering, even despite the pandemic.  When global builds return to the prior peak, ST should handily beat their own prior peak.  Meanwhile, we were able to make our initial purchases at close to a 5% 2019 (pre-pandemic) free cash flow yield – a valuation we feel is attractive given Sensata’s bright prospects.

Lastly, we added to our Parsley Energy (PE) position during the back half of 2020.  This occurred once we gained comfort that OPEC was determined to act rationally (at their December meeting, OPEC opted to add only minimally to production in early 2021, allaying fears of dramatic supply increases).  When we initially purchased PE, we viewed the company positively given the stock traded at a significant discount to net asset value under reasonable expectations for future oil prices, had a very solid balance sheet, is one of the lowest cost operators, and is exposed to prime Permian Basin assets – an area that has seen significant consolidation activity in recent years.  After our initial purchases were made, PE agreed to be acquired by Pioneer Natural Resources (PXD), another low-cost Permian-based operator.  We view the combination favorably, and feel the company will continue to benefit from a rise in oil prices as the economy continues to expand, and oil demand increases.

While 2020 was a year of relatively muted merger and acquisition activity for your portfolio, we did benefit from two transactions of note in the second half of the year.  In July, Maxim Integrated Products (MXIM) agreed to be

PROSPECTOR FUNDS, INC.

acquired by Analog Devices (ADI) in an all-stock transaction.  This led to our largest sale in the back half of the year, as we opted to take gains in MXIM given we were less attracted to the pro-forma company’s valuation.  Similarly, we also decided to move on from our Xilinx (XLNX) position when they were acquired by Advanced Micro Devices (AMD) in October.  Separately, we also moved on from our longstanding Colgate-Palmolive (CL) position (our second largest sale), as the company was a significant outperformer relative to its consumer staples peers, and we saw more opportunity in the aforementioned cyclical additions to your portfolio.

Prospector Capital Appreciation Fund Highlights

The Prospector Capital Appreciation Fund increased 6.40% for the full year 2020.  This trailed the benchmark S&P 500’s 18.40% return.  As referenced above, the long dominance of growth stocks over their value brethren continued in 2020.  Indeed, looking beneath the S&P 500’s surface, while the benchmark’s Value subset returned 1.4% during the year, the S&P 500 Growth Index returned fully 33.5%.  Technology stocks led the way in 2020, with the S&P 500 technology sector gaining over 42% during the period.  Consumer cyclicals were the next best sector, up 32%.  Utilities, financials, real estate, and energy all declined for the year.  Truly a year of “haves and have nots.”

For the Fund specifically, information technology and industrials were the top contributing sectors, helped by convertible positions Palo Alto Networks (PANW), and Chart Industries (GTLS) respectively.  These two positions each added over 100 basis points of performance during the year, and were the Fund’s top gainers.  The next top contributing sector was healthcare, led by long-time holding Abbott Labs (ABT), which benefited from their ability to quickly produce COVID-19 tests, rapidly becoming a market leader in the early months of the pandemic.  Your portfolio’s worst performing sector was energy, which, although performing better than the S&P energy names, still cost almost 200 basis points of performance as stocks quickly sold off due to the combination of the economic slowdown and the Saudi-led price war in March.

Our overweight financial services bet was also a drag to performance – impacted the most by our property-casualty underwriter holdings, which lagged due to a cloud of uncertainty related to the potential for COVID-19 claims.  As referenced in our last writing, we believe these concerns are overstated, and continue to have conviction that the significantly improving pricing environment and the attractive valuations of our holdings will drive solid stock performance of these investments.  Notably, many of these insurance underwriters ended 2020 with valuations considerably below where they started the year, despite what we view as improving fundamentals.  By way of reference, your portfolio’s largest insurance holding, RenaissanceRe (RNR) saw its valuation decline from 1.7x’s tangible book value to 1.3x’s.  We feel that over time, the market will re-rate these companies commensurate with their prospects.

The largest purchase during the second half of the year was the 2024, 0.6% convertible securities of BioMarin Pharmaceutical, Inc. (BMRN), which served as a partial replacement for our two largest sales – profit taking of a portion of your portfolio’s holdings in Palo Alto and Chart Industries converts, both of which have been successful investments (with PANW gaining 29% for the year, and GTLS up 61%).  BioMarin is a developer of orphan drugs, which are pharmaceuticals which treat rare diseases for relatively small patient populations.  The company has a handful of commercial drugs on the market, and several more in late-stage trials.  One of which (Roctavian) would treat achondroplasia, the most common form of dwarfism, and another which would treat hemophilia A.  We were afforded the opportunity to purchase BMRN converts at a small premium to par when the company’s stock sold off upon the announcement of a setback in their Roctavian trial in the United States.  Given the company’s solid balance sheet (cash is roughly equal to debt), 2021 cash flow expectations, and our estimates of upside potential should they gain approval of these late-stage pipeline drugs, we feel the BMRN converts can mitigate downside risk, and have the ability to participate in appreciation of the stock should the company gain commercialization of their pipeline.

PROSPECTOR FUNDS, INC.

As mentioned above, we added to cyclically-exposed companies in the latter half of the year.  This was primarily done by adding to positions in regional banks. Included among these adds were:  First Horizon (FHN), Comerica (CMA), Synovus Financial (SNV), and an increased weighting in our existing KeyCorp (KEY) position.  We view all of these institutions as attractively valued, well capitalized, exposed to attractive regions of the country, and potential M&A targets.  Other notable cyclical adds came via additions to our Parsley Energy holdings, as well as a new Axalta position (both discussed in the preceding Opportunity Fund section), and an increased weighting in real estate developer Howard Hughes Corp. (HHC).  Although HHC was impacted significantly from the economic downturn, the company shored up their balance sheet with a successful $600 million capital raise, trades at a significant discount to reasonable estimates of net asset value, and should benefit from a continued reopening of the economy.  Additionally, their master planned communities, which include The Woodlands and Bridgeland in Texas and Summerlin in Las Vegas, have already benefited from the pandemic-induced flight from urban living to the suburbs.  We expect this trend to continue in the near to medium term.

Outlook

2021 looks to be a transitional year.  We are clearly in the early stages of a new economic cycle, following the coronavirus-induced recession of 2020.  The rollout of efficacious Covid-19 vaccines during 2021 will allow the U.S. economy to return to more familiar footing with the resumption of dining out, air travel for business and pleasure, and large group gatherings.  The recent United States elections, although closely contested, have ushered in a change in administration with attendant changes in the agenda around stimulus, spending, taxes, and trade.  The razor-thin margins in Congress are likely to temper any radical policy shifts.  Importantly the volatility emanating from the executive branch should ease.

Interest and mortgage rates continue near historically low levels, while inflation remains below target.  We see early signs of reinflation in Treasury and TIP yields from the historically high levels of government spending here and around the world.  We are carefully monitoring aggregate corporate debt levels (especially BBB- debt which is a single notch above junk status), currently above pre-2008 crisis levels and loom as a potential problem absent continued aggressive Fed support.  Unemployment has shown improvement, but continues to be an issue.

In our estimation, overall equity valuations remain at elevated levels, due to the sharp decline in expected earnings for the rest of 2020 and into 2021, and the sharp rebound in equities.  The high valuations of a small number of enormous technology companies certainly exert upward pressure to the overall averages.  Recovery in aggregate earnings will take time as certain industries such as hospitality, entertainment, and travel are tied to the success of a vaccine rollout plan, and will take longer to return to pre-coronavirus levels.  Treasury and high-grade corporate bond yields look unattractive after the dramatic flight to safety rally during 2020.  In any case, value investing is ripe for a strong period of outperformance, and the bargains inherent in your portfolio should attract acquirers and other investors over time.  Meanwhile, we still believe equities represent a superior asset allocation alternative to bonds over the longer term.

Thank you for entrusting us with your money.

Respectfully submitted,

John D. Gillespie	Kevin R. O’Brien	Jason A. Kish	Steven R. Labbe

PROSPECTOR FUNDS, INC.

Performance data quoted represents past performance; past performance does not guarantee future results.

Opinions expressed are those of the Funds and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds invest in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully disclosed in the prospectus.

Growth and value investing each have unique risks and potential for rewards. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Free Cash Flow is revenue less operating expenses including interest expenses and maintenance capital spending. It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Free Cash Flow (FCF) Yield is an overall return evaluation ratio on a stock that standardizes the free cash flow per share that a company expects to earn against its market price per share.

Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Book Value is equal to the cost of carrying an asset on a company’s balance sheet.  Book Value can also be thought of as the net asset value (NAV) of a company, calculated as its total assets minus intangible assets (patents, goodwill) and liabilities.

Par is the face value of a bond.

TIP - Treasury inflation-protected securities. (TIPS) is a Treasury bond that is indexed to an inflationary gauge to protect investors from the decline in the purchasing power of their money.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 2000 Index is an unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  You cannot invest directly in an index.

The Russell MidCap Index is an unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index.  You cannot invest directly in an index.

Fund holdings and/or security allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings.

Prospector Funds, Inc. are distributed by Quasar Distributors, LLC.

PROSPECTOR FUNDS, INC.

Capital Appreciation Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of December 31, 2020

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Capital Appreciation Fund	6.40%	8.06%	10.01%	7.06%	6.21%
S&P 500 Index(2)	18.40%	14.18%	15.22%	13.88%	9.28%
Russell 3000 Value Index(3)	2.87%	5.89%	9.74%	10.36%	6.22%

(1)	September 28, 2007
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(3)
The Russell 3000 Value Index is a market-capitalization weighted index based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform by including only value stocks.

PROSPECTOR FUNDS, INC.

Opportunity Fund

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) – As of December 31, 2020

	One Year	Three Year	Five Year	Ten Year	Since Inception(1)
Opportunity Fund	5.43%	8.22%	11.10%	10.36%	9.16%
Russell 2000 Index(2)	19.96%	10.25%	13.26%	11.20%	8.41%
Russell Midcap Index(3)	17.10%	11.61%	13.40%	12.41%	9.16%

(1)	September 28, 2007
(2)	An unmanaged small-cap index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.
(3)	An unmanaged mid-cap index that measures the performance of the 800 smallest companies in the Russell 1000 Index. This index cannot be invested in directly.

PROSPECTOR FUNDS, INC.

Expense Example (Unaudited)
December 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, wire transfer fees, maintenance fee (IRA accounts), and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (07/01/20)	Value (12/31/20)	(07/01/20 to 12/31/20)
Capital Appreciation Actual(2)	$1,000.00	$1,200.00	$6.91
Capital Appreciation Hypothetical
(5% return before expenses)	1,000.00	1,018.85	6.34

Opportunity Actual(2)	1,000.00	1,212.90	6.95
Opportunity Hypothetical
(5% return before expenses)	1,000.00	1,018.85	6.34

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.25% and 1.25% for Capital Appreciation Fund and Opportunity Fund, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended December 31, 2020 of 20.00% and 21.29% for Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of December 31, 2020(1)(2)

Capital Appreciation Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of December 31, 2020(1)(3)

Capital Appreciation Fund

RenaissanceRe Holdings	3.4%
Kaman, 3.250%, 05/01/2024	3.2%
Brown & Brown	2.9%
Eaton	2.8%
Merck & Co.	2.7%
Verint Systems, 1.500%, 06/01/2021	2.7%
Berkshire Hathaway, Class B	2.7%
Liberty Media, 2.125%, 03/31/2048	2.5%
Ligand Pharmaceuticals, 0.750%, 05/15/2023	2.3%
Coca-Cola	2.3%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Sector Allocation (% of net assets) (Unaudited)
as of December 31, 2020(1)(2)

Opportunity Fund

Top 10 Holdings (% of net assets) (Unaudited)
as of December 31, 2020(1)(3)

Opportunity Fund

Littelfuse	3.6%
Globe Life	2.7%
Curtiss-Wright	2.7%
Brown & Brown	2.5%
FLIR Systems	2.5%
RenaissanceRe Holdings	2.4%
Arthur J. Gallagher & Co.	2.3%
JM Smucker	2.2%
KeyCorp	2.2%
Alleghany	2.2%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Sector allocation includes all investment types.
(3)	Invesco Treasury Portfolio excluded from top 10 holdings.

PROSPECTOR FUNDS, INC.

Schedule of Investments
December 31, 2020

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 74.4%

Banks – 6.8%
Comerica	7,900	$441,294
First Horizon National	32,650	416,614
Kearny Financial	7,400	78,144
KeyCorp	23,950	393,019
PNC Financial Services Group	2,150	320,350
Synovus Financial	4,050	131,099
		1,780,520

Consumer Discretionary – 0.8%
Darden Restaurants	1,850	220,372

Consumer Staples – 9.8%
Campbell Soup	3,650	176,477
Church & Dwight	1,950	170,099
Coca-Cola	10,815	593,095
JM Smucker	2,620	302,872
Mondelez International, Class A	7,540	440,864
Nestle	3,810	448,696
Tootsie Roll Industries	5,916	175,705
Walgreens Boots Alliance	6,580	262,410
		2,570,218

Diversified Financial Services – 1.1%
Federated Hermes, Class B	10,150	293,234

Energy – 3.4%
Hess	7,450	393,286
Parsley Energy	33,950	482,090
		875,376

Healthcare – 6.9%
Abbott Laboratories	4,810	526,647
AstraZeneca – ADR	4,410	220,456
Haemonetics*	1,600	190,000
Merck & Co.	8,750	715,750
NuVasive*	2,600	146,458
		1,799,311

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2020

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 74.4% (Continued)

Industrials – 8.0%
Eaton	6,020	$723,243
Pentair	9,350	496,392
Raytheon Technologies	4,150	296,766
Regal Beloit	3,300	405,273
Robert Half International	2,850	178,068
		2,099,742

Information Technology – 8.1%
FARO Technologies*	4,650	328,429
FLIR Systems	12,560	550,505
Leidos Holdings	2,750	289,080
Microsoft	1,200	266,904
Oracle	5,230	338,329
Paychex	3,600	335,448
		2,108,695

Insurance Brokers – 4.7%
Arthur J. Gallagher & Co.	3,750	463,913
Brown & Brown	16,230	769,464
		1,233,377

Life & Health Insurance – 4.2%
Aflac	6,630	294,836
Globe Life	4,040	383,638
Voya Financial	7,200	423,432
		1,101,906

Materials – 3.5%
Axalta Coating Systems*	8,950	255,523
Domtar	5,091	161,130
Louisiana-Pacific	13,320	495,104
		911,757

Property & Casualty Insurance – 8.6%
Berkshire Hathaway, Class B*	3,060	709,522
First American Financial	4,475	231,044
Hanover Insurance Group	3,960	463,003
Lancashire Holdings	36,800	364,095
Selective Insurance Group	7,070	473,549
		2,241,213

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2020

Capital Appreciation Fund

Description	Shares	Value

COMMON STOCKS – 74.4% (Continued)

Real Estate – 3.0%
Four Corners Property Trust	11,848	$352,715
Howard Hughes*	5,450	430,168
		782,883

Reinsurance – 5.5%
Alleghany	468	282,527
Everest Re Group	1,150	269,203
RenaissanceRe Holdings	5,374	891,118
		1,442,848
Total Common Stocks
(Cost $13,828,781)		19,461,452

	Par

CONVERTIBLE BONDS – 18.5%

Communication Services – 2.5%
Liberty Media
2.125%, 03/31/2048 (a)	$636,300	662,090

Consumer Discretionary – 1.1%
Booking Holdings
0.900%, 09/15/2021	253,000	293,234

Healthcare – 3.8%
BioMarin Pharmaceutical
0.600%, 08/01/2024	362,000	388,458
Ligand Pharmaceuticals
0.750%, 05/15/2023	631,000	593,762
		982,220

Industrials – 4.4%
Chart Industries
1.000%, 11/15/2024 (a)	145,000	303,748
Kaman
3.250%, 05/01/2024	724,000	833,865
		1,137,613

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2020

Capital Appreciation Fund

Description	Par	Value

CONVERTIBLE BONDS – 18.5% (Continued)

Information Technology – 6.7%
Akamai Technologies
0.125%, 05/01/2025	$435,000	$538,376
Palo Alto Networks
0.750%, 07/01/2023	362,000	510,567
Verint Systems
1.500%, 06/01/2021	651,000	713,858
		1,762,801
Total Convertible Bonds
(Cost $4,172,167)		4,837,958

	Shares

EXCHANGE TRADED FUND – 1.3%
Aberdeen Standard Physical Platinum Shares Fund*
(Cost $300,609)	3,400	342,482

SHORT-TERM INVESTMENT – 5.2%
First American Treasury Obligations Fund, Class X, 0.040%^
(Cost $1,366,601)	1,366,601	1,366,601
Total Investments – 99.4%
(Cost $19,668,158)		26,008,493
Other Assets and Liabilities, Net – 0.6%		154,938
Total Net Assets – 100.0%		$26,163,431

*	Non-income producing security
(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  As of December 31, 2020, the value of these investments was $965,838 or 3.7% of total net assets.

^	The rate shown is the seven-day yield effective December 31, 2020.

The industry classifications included in the Schedule of Investments are in accordance with the Global Industry Classification Standard (GICS®) and were developed by and/or are the exclusive property of MSCI, Inc. (MSCI) and Standard & Poor Financial Services LLC (S&P).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments
December 31, 2020

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 93.1%

Banks – 14.8%
Bank of N.T. Butterfield & Son	114,400	$3,564,704
Central Valley Community Bancorp	56,500	841,285
Citigroup	32,820	2,023,681
Comerica	76,800	4,290,048
HarborOne Bancorp	172,644	1,874,914
HomeTrust Bancshares	94,950	1,833,484
Kearny Financial	176,626	1,865,171
KeyCorp	303,900	4,986,999
Origin Bancorp	57,200	1,588,444
PCSB Financial	79,310	1,264,201
PNC Financial Services Group	18,010	2,683,490
QCR Holdings	70,900	2,806,931
Univest Financial	56,700	1,166,886
Waterstone Financial	128,950	2,426,839
		33,217,077

Consumer Discretionary – 6.1%
Darden Restaurants	38,950	4,639,724
eBay	64,600	3,246,150
Home Depot	9,450	2,510,109
Noodles & Company*	425,512	3,361,545
		13,757,528

Consumer Staples – 7.0%
Carlsberg A/S, Class B	7,200	1,152,492
Church & Dwight	36,300	3,166,449
JM Smucker	43,400	5,017,040
Mondelez International, Class A	64,350	3,762,545
Procter & Gamble	11,300	1,572,282
Tootsie Roll Industries	32,232	957,290
		15,628,098

Diversified Financial Services – 3.1%
CBOE Global Markets	18,150	1,690,128
Federated Hermes, Class B	139,450	4,028,710
Invesco	26,200	456,666
Jefferies Financial Group	32,750	805,650
		6,981,154

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2020

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 93.1% (Continued)

Energy – 4.3%
Devon Energy	99,050	$1,565,980
Hess	47,350	2,499,607
Parsley Energy	237,550	3,373,210
Schlumberger	39,300	857,919
Suncor Energy	73,100	1,226,618
		9,523,334

Healthcare – 6.4%
Haemonetics*	24,740	2,937,875
Johnson & Johnson	13,950	2,195,451
Medtronic	32,850	3,848,049
Merck & Co.	49,198	4,024,396
NuVasive*	22,900	1,289,957
		14,295,728

Industrials – 12.5%
CIRCOR International*	21,150	813,006
Curtiss-Wright	51,100	5,945,485
Moog	30,700	2,434,510
Otis Worldwide	28,250	1,908,287
Pentair	65,400	3,472,086
Regal Beloit	26,150	3,211,482
Robert Half International	54,400	3,398,912
Sensata Technologies Holding*	62,800	3,312,072
Vectrus*	69,900	3,475,428
		27,971,268

Information Technology – 9.6%
FARO Technologies*	40,730	2,876,760
FLIR Systems	126,400	5,540,112
Leidos Holdings	25,850	2,717,352
Littelfuse	31,480	8,016,697
Paychex	25,950	2,418,021
		21,568,942

Insurance Brokers – 4.8%
Arthur J. Gallagher & Co.	41,900	5,183,449
Brown & Brown	116,950	5,544,599
		10,728,048

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2020

Opportunity Fund

Description	Shares	Value

COMMON STOCKS – 93.1% (Continued)

Life & Health Insurance – 6.5%
Aflac	54,850	$2,439,179
Globe Life	64,000	6,077,440
Primerica	15,900	2,129,487
Voya Financial	67,200	3,952,032
		14,598,138

Materials – 3.0%
Axalta Coating Systems*	99,700	2,846,435
Domtar	32,250	1,020,713
Kinross Gold	60,950	447,373
Newmont Goldcorp	31,000	1,856,590
Victoria Gold*	45,186	431,978
		6,603,089

Property & Casualty Insurance – 7.4%
Hanover Insurance Group	40,000	4,676,800
Kemper	31,250	2,400,937
Lancashire Holdings	270,700	2,678,274
Mercury General	43,850	2,289,409
Selective Insurance Group	67,350	4,511,103
		16,556,523

Real Estate – 1.8%
Howard Hughes*	51,850	4,092,521

Reinsurance – 5.8%
Alleghany	8,045	4,856,686
Everest Re Group	11,700	2,738,853
RenaissanceRe Holdings	32,850	5,447,187
		13,042,726
Total Common Stocks
(Cost $165,026,674)		208,564,174

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Schedule of Investments – Continued
December 31, 2020

Opportunity Fund

Description	Shares	Value

EXCHANGE TRADED FUND – 1.7%
Aberdeen Standard Physical Platinum Shares Fund*
(Cost $3,297,574)	37,400	$3,767,302

SHORT-TERM INVESTMENT – 5.5%
First American Treasury Obligations Fund, Class X, 0.040%^
(Cost $12,436,354)	12,436,354	12,436,354
Total Investments – 100.4%
(Cost $180,760,602)		224,767,830
Other Assets and Liabilities, Net – (0.3)%		(756,452)
Total Net Assets – 100.0%		$224,011,378

*	Non-income producing security
^	The rate shown is the seven-day yield effective December 31, 2020.

The industry classifications included in the Schedule of Investments are in accordance with the Global Industry Classification Standard (GICS®) and were developed by and/or are the exclusive property of MSCI, Inc. (MSCI) and Standard & Poor Financial Services LLC (S&P).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Assets and Liabilities
December 31, 2020

	Capital Appreciation Fund	Opportunity Fund
ASSETS:
Investments, at market value
(Cost of $19,668,158 and $180,760,602, respectively)	$26,008,493	$224,767,830
Cash	1,881	11,498
Receivable for dividends and interest	44,905	210,233
Receivable for capital shares sold	—	157,390
Receivable for investments sold	305,467	238,487
Prepaid expenses	9,931	19,984
Total assets	26,370,677	225,405,422

LIABILITIES:
Payable for capital shares redeemed	—	31,882
Payable for investments purchased	130,984	1,102,201
Payable to Adviser, net	14,335	142,011
Payable for administration fees	12,352	45,884
Payable for audit & tax fees	31,315	31,315
Accrued distribution fees	—	11,920
Accrued expenses and other liabilities	18,260	28,831
Total liabilities	207,246	1,394,044

NET ASSETS	$26,163,431	$224,011,378

COMPOSITION OF NET ASSETS:
Portfolio capital	$19,307,387	$176,356,815
Total distributable earnings	6,856,044	47,654,563
Total net assets	$26,163,431	$224,011,378

CAPITAL STOCK, $0.001 par value
Authorized	500,000,000	500,000,000
Issued and outstanding	1,334,741	9,832,759

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE	$19.60	$22.78

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Operations
For the Year Ended December 31, 2020

	Capital Appreciation Fund	Opportunity Fund
INVESTMENT INCOME:
Interest income	$73,291	$42,708
Dividend income	394,082	3,250,361
Less: Foreign taxes withheld	(4,015)	(25,849)
Total investment income	463,358	3,267,220

EXPENSES:
Investment advisory fees	242,720	1,622,392
Administration fees	52,889	163,815
Audit & tax fees	46,818	46,818
Fund accounting fees	40,959	54,315
Registration fees	27,741	38,290
Transfer agent fees	23,241	49,464
Legal fees	12,693	61,396
Distribution fees	10,863	110,611
Directors’ fees	10,206	50,339
Other expenses	8,170	25,653
Custodian fees	6,799	13,655
Postage and printing fees	1,485	11,400
Total expenses	484,584	2,248,148
Less: Fee waivers	(181,184)	(220,158)
Total net expenses	303,400	2,027,990
NET INVESTMENT INCOME	159,958	1,239,230

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	468,549	6,702,789
Net change in unrealized
appreciation/depreciation of investments	(7,115)	12,511,563
Net gain on investments	461,434	19,214,352
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$621,392	$20,453,582

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Capital Appreciation Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$159,958	$204,456
Net realized gain on investments	468,549	2,027,696
Net change in unrealized appreciation/
depreciation of investments	(7,115)	3,298,601
Net increase resulting from operations	621,392	5,530,753

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	279,965	123,779
Proceeds from reinvestment of distributions	497,734	1,541,077
Payments for shares redeemed	(4,095,067)	(1,297,679)
Redemption fees	5	—
Net increase (decrease) from capital share transactions	(3,317,363)	367,177

DISTRIBUTIONS PAID TO SHAREHOLDERS	(511,814)	(1,706,127)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,207,785)	4,191,803

NET ASSETS:
Beginning of year	29,371,216	25,179,413
End of year	$26,163,431	$29,371,216

TRANSACTIONS IN SHARES:
Shares sold	15,251	6,939
Shares issued in reinvestment of distributions	26,128	84,489
Shares redeemed	(268,630)	(70,708)
Net increase (decrease)	(227,251)	20,720

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Statements of Changes in Net Assets

	Opportunity Fund
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
OPERATIONS:
Net investment income	$1,239,230	$1,378,911
Net realized gain on investments	6,702,789	5,973,772
Net change in unrealized appreciation/
depreciation of investments	12,511,563	21,649,594
Net increase resulting from operations	20,453,582	29,002,277

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	100,437,527	15,922,060
Proceeds from reinvestment of distributions	4,834,372	5,660,674
Payments for shares redeemed	(38,667,599)	(15,972,405)
Redemption fees	8,691	1,272
Net increase from capital share transactions	66,612,991	5,611,601

DISTRIBUTIONS PAID TO SHAREHOLDERS	(5,739,705)	(6,180,425)

TOTAL INCREASE IN NET ASSETS	81,326,868	28,433,453

NET ASSETS:
Beginning of year	142,684,510	114,251,057
End of year	$224,011,378	$142,684,510

TRANSACTIONS IN SHARES:
Shares sold	5,158,595	745,627
Shares issued in reinvestment of distributions	217,764	264,517
Shares redeemed	(1,976,304)	(763,386)
Net increase	3,400,055	246,758

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Capital Appreciation Fund
	Year Ended December 31,
	2020	2019	2018	2017	2016
For a Fund share outstanding
throughout the year

NET ASSET VALUE:
Beginning of year	$18.80	$16.34	$17.63	$16.80	$14.84

OPERATIONS:
Net investment income	0.12	0.14	0.12	0.09	0.22
Net realized and unrealized
gain (loss) on investments	1.07	3.47	(0.67)	1.82	1.96
Total from operations	1.19	3.61	(0.55)	1.91	2.18

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.12)	(0.12)	(0.09)	(0.22)
From net realized gains	(0.37)	(1.03)	(0.62)	(0.99)	—
Total distributions	(0.39)	(1.15)	(0.74)	(1.08)	(0.22)

NET ASSET VALUE:
End of year	$19.60	$18.80	$16.34	$17.63	$16.80

TOTAL RETURN	6.40%	22.33%	(3.07)%	11.38%	14.68%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$26,163	$29,371	$25,179	$26,765	$25,663
Ratio of expenses to average net assets:
Before expense reimbursement	2.00%	1.95%	1.97%	2.02%	2.06%
After expense reimbursement	1.25%	1.29%	1.30%	1.30%	1.30%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	(0.09)%	0.08%	(0.00)%	(0.23)%	0.58%
After expense reimbursement	0.66%	0.74%	0.67%	0.49%	1.34%
Portfolio turnover rate	40%	25%	28%	23%	32%

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Financial Highlights

	Opportunity Fund
	Year Ended December 31,
	2020	2019	2018	2017	2016
For a Fund share outstanding
throughout the year

NET ASSET VALUE:
Beginning of year	$22.18	$18.47	$20.85	$20.17	$17.29

OPERATIONS:
Net investment income	0.13	0.23	0.19	0.11	0.13
Net realized and unrealized
gain (loss) on investments	1.06	4.49	(1.11)	1.98	3.50
Total from operations	1.19	4.72	(0.92)	2.09	3.63

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.23)	(0.19)	(0.10)	(0.22)
From net realized gains	(0.42)	(0.78)	(1.27)	(1.31)	(0.53)
Total distributions	(0.59)	(1.01)	(1.46)	(1.41)	(0.75)

NET ASSET VALUE:
End of year	$22.78	$22.18	$18.47	$20.85	$20.17

TOTAL RETURN	5.43%	25.73%	(4.38)%	10.33%	21.02%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$224,011	$142,685	$114,251	$116,609	$106,542
Ratios of expenses to average net assets:
Before expense reimbursement	1.39%	1.50%	1.53%	1.58%	1.59%
After expense reimbursement	1.25%	1.29%	1.30%	1.30%	1.30%
Ratio of net investment income
to average net assets:
Before expense reimbursement	0.63%	0.85%	0.66%	0.23%	0.41%
After expense reimbursement	0.77%	1.06%	0.89%	0.51%	0.70%
Portfolio turnover rate	52%	27%	39%	26%	42%

See Notes to the Financial Statements

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements
December 31, 2020

1.  ORGANIZATION

Prospector Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on June 6, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end diversified management investment company.  The Corporation issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  There are two series presently authorized, the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (individually a “Fund” and collectively the “Funds”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies. The Funds commenced operations on September 28, 2007.

2.  FAIR VALUE MEASUREMENT

The following is a summary of significant accounting policies consistently followed by each Fund:

Security Valuation – The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, discounts and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Common Stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the last bid price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Convertible and Corporate Bonds – Convertible and corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Convertible and corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2020

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share.  Exchange Traded Funds (“ETFs”) are valued at the closing exchange price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Funds’ board of directors (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. These types of securities are generally categorized in Level 2 or Level 3 of the fair value hierarchy. As of and for the year ended December 31, 2020, the Funds did not hold investments in Level 3 securities.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of December 31, 2020, each Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total
Capital Appreciation Fund
Common Stocks	$19,461,452	$—	$—	$19,461,452
Convertible Bonds	—	4,837,958	—	4,837,958
Short-Term Investment	1,366,601	—	—	1,366,601
Exchange Traded Fund	342,482	—	—	342,482
Total Investments	$21,170,535	$4,837,958	$—	$26,008,493

	Level 1	Level 2	Level 3	Total
Opportunity Fund
Common Stocks	$208,564,174	$—	$—	$208,564,174
Short-Term Investment	12,436,354	—	—	12,436,354
Exchange Traded Fund	3,767,302	—	—	3,767,302
Total Investments	$224,767,830	$—	$—	$224,767,830

Refer to each Fund’s Schedule of Investments for further sector breakout.

The Funds may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets.  The Funds’ investment objectives allow the Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward foreign exchange contracts, and purchased and written options.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the funds to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities.  As of and for the year ended December 31, 2020, the Funds held no derivative instruments.

3.  SIGNIFICANT ACCOUNTING POLICIES

Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2020

due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All net short-term capital gains are included in ordinary income for tax purposes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes – The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of December 31, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by taxing authorities.

Reclassification of Capital Accounts – U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2020, there were no reclassifications made on the Statements of Assets and Liabilities.

Foreign Currency Translation – The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.  The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.  The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board as reflecting fair value.  Each Fund intends to invest no more than 15% of its total assets in illiquid securities.  Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Board.  As of December 31, 2020, the Board has deemed all Rule 144A securities held within the Capital Appreciation Fund to be liquid.  At December 31, 2020, the Funds had no investments in illiquid securities.

Expenses – Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based on relative net assets or another appropriate basis.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2020

Other – Investment and shareholder transactions are recorded on the trade date.  Each Fund determines the gain or loss realized from the investment transactions on the basis of identified cost.  Dividend income is recognized on the ex-dividend date.  Interest income, including amortization of bond premium and discount, is recognized on an accrual basis. Shareholders may be subject to a redemption fee equal to 2% of the amount redeemed if Funds’ shares are sold within 60 days or less following the date of their purchase.

Subsequent Events – Management of the Funds has evaluated Fund related events and transactions that occurred subsequent to December 31, 2020, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

4.  INVESTMENT TRANSACTIONS, DISTRIBUTABLE EARNINGS, AND DISTRIBUTIONS PAID

During the year ended December 31, 2020, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

	Purchases	Sales
Capital Appreciation Fund	$9,409,941	$13,216,628
Opportunity Fund	140,305,054	79,128,116

There were no purchases or sales of long-term U.S. Government securities.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2020, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate	Net	Federal
	Gross	Gross	Appreciation/	Income
	Appreciation	Depreciation	(Depreciation)	Tax Cost
Capital Appreciation Fund	$6,542,770	$(288,659)	$6,254,111	$19,755,797
Opportunity Fund	46,341,938	(2,755,895)	43,586,043	181,187,193

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and different book and tax accounting methods for certain securities.

At December 31, 2020, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Distributable
	Income	Capital Gains	Losses	Appreciation	Earnings
Capital Appreciation Fund	$154,593	$449,828	$(2,488)	$6,254,111	$6,856,044
Opportunity Fund	127,567	3,942,964	(2,011)	43,586,043	47,654,563

As of December 31, 2020, the Funds did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  The Capital Appreciation Fund and the Opportunity Fund did not defer any late year losses.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2020

The tax character of distributions paid during the fiscal year ended December 31, 2020 were as follows:

	Ordinary	Long Term
	Income*	Capital Gains**	Total
Capital Appreciation Fund	$23,041	$488,773	$511,814
Opportunity Fund	1,609,910	4,129,795	5,739,705

The tax character of distributions paid during the fiscal year ended December 31, 2019 were as follows:

	Ordinary	Long Term
	Income*	Capital Gains**	Total
Capital Appreciation Fund	$224,121	$1,482,006	$1,706,127
Opportunity Fund	1,420,190	4,760,235	6,180,425

*	For federal income tax purposes, distributions of short-term capital gains are included in ordinary income distributions.
**	Funds designate long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

5.  AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Prospector Partners Asset Management, LLC (the “Adviser”), with whom certain directors and officers of the Corporation are affiliated, to furnish investment advisory services to the Funds.  Pursuant to this Agreement, the Adviser is entitled to receive an investment advisory fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to each Fund’s daily net assets.

The Adviser has contractually agreed to waive its investment advisory fee and reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.25% of its average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  As of December 31, 2020, the Adviser did not recoup any previously waived fees or reimbursed expenses.  The Fee Waiver and Expense Limitation Agreement will be in effect through at least September 30, 2021.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Capital Appreciation Fund	Opportunity Fund
12/31/21	$182,097	$286,686
12/31/22	185,326	278,377
12/31/23	181,184	220,158
Total	$548,607	$785,221

As of December 31, 2020, it was possible, but not probable, those amounts would be recovered by the Adviser.  At the end of each fiscal year in the future, the Funds will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

PROSPECTOR FUNDS, INC.

Notes to the Financial Statements – Continued
December 31, 2020

Quasar Distributors, LLC (“Quasar”) serves as distributor of the Funds’ shares pursuant to a Distribution Agreement with the Corporation. Each Fund’s shares are sold on a no-load basis and, therefore, Quasar receives no sales commission or sales load for providing services to the Funds.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to reimburse Quasar and certain financial intermediaries who assist in distributing each Fund’s shares or who provide shareholder services to Fund shareholders a distribution and/or shareholder servicing fee of up to 0.25% of each Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Funds or Quasar to pay the Fund’s distribution fees and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder services expenses.  During the year ended December 31, 2020, the Capital Appreciation Fund and Opportunity Fund incurred expenses of $10,863 and $110,611, respectively, pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services serves as transfer agent, administrator and fund accountant for the Funds.  U.S. Bank N.A. serves as custodian for the Funds.

6.  INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

PROSPECTOR FUNDS, INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Prospector Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Prospector Funds, Inc. (the “Corporation”) (comprising the Prospector Capital Appreciation Fund and Prospector Opportunity Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Prospector Funds, Inc. at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prospector Funds, Inc. investment companies since 2007.

Minneapolis, Minnesota
February 23, 2021

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited)
December 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Corporation’s independent directors (the “directors”) unanimously approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Funds and Prospector Partners Asset Management, LLC (the “Advisor”) at a Board of Director’s meeting held on September 2, 2020.

In preparation for the meeting, the directors had requested from the Advisor and evaluated a memorandum providing certain information requested by the Board pursuant to Section 15(c) of the 1940 Act, including (i) expense, compliance and other information as it relates to the Advisor; (ii) performance of other accounts managed by its affiliate Prospector Partners, LLC with similar investment objectives derived from data compiled by the Advisor and (iii) expense and other information for other registered investment companies with similar investment objectives derived from data compiled by the Advisor based upon comparative peer groups selected in consultation with the independent directors. Prior to voting, the directors reviewed the proposed approval of the Advisory Agreement with management and with counsel to the Corporation and reviewed a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. In reaching their determinations relating to approval of the continuance of the Advisory Agreement, the directors considered all factors they believed relevant including the following:

1.	the nature, extent and quality of investment, and other services to be rendered by the Advisor;
2.	payments to be received by the Advisor from all sources with respect to the Funds;
3.	comparative fee and expense data for the Funds and other investment companies with similar investment objectives;
4.	the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors;
5.	the Advisor’s policies and practices regarding allocation of portfolio transactions of the Funds, including the extent to which the Advisor may benefit from soft dollar arrangements;
6.	fall-out benefits which the Advisor and its affiliates may receive from their relationships to the Funds;
7.	information about fees charged by the Advisor to other clients with similar investment objectives;
8.	the professional experience and qualifications of the Funds’ portfolio managers and other senior personnel of the Advisor;
9.	profitability of the Advisor; and
10.	the terms of the Advisory Agreement.

The directors also considered their overall confidence in the integrity and competence of the Advisor and its investment team. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors determined that the overall arrangements between the Funds and the Advisor, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Advisor should be the investment adviser for the Funds, and that the fees payable to the Advisor pursuant to the Advisory Agreement, taking into consideration the proposed reduction in fees, continue to be appropriate) were separately discussed by the directors.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2020

Nature, extent and quality of services provided by the Advisor

The directors noted that, under the Advisory Agreement, the Advisor, subject to the control of the directors, administers the Funds’ business and other affairs. The directors also noted that the Advisor manages the investment of the assets of the Funds, including making purchases and sales of portfolio securities consistent with each Fund’s investment objective and policies.

The directors considered the scope and quality of services provided by the Advisor under the Advisory Agreement, the cyclical nature of value investing, the quality of the investment research capabilities of the Advisor and the other resources it proposes to dedicate to performing services for the Funds and the Advisor’s active management style. The directors also considered the portfolio managers’ experience, reputation and investment philosophy noting that the Advisor’s investment style and stock selection process have remained consistent even in difficult market environments. The quality of administrative and other services also were considered. The directors concluded that, overall, they continue to be satisfied with the nature, extent and quality of services proposed to be provided to the Funds under the Advisory Agreement.

Advisor Fees; Performance of the Fund

The directors considered the advisory fee rate paid by the Funds to the Advisor and information prepared by the Advisor based upon the peer groups selected with the input of the independent directors concerning fee rates paid by other comparable funds. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds, but determined that the proposed advisory fee rate of 1.00% was in line with other comparable funds.

The directors also considered the performance of each Fund compared to each Fund’s benchmarks and peer groups. The directors noted that the Opportunity Fund outperformed its Lipper peers across the one-year, three-year, five-year, ten-year and since inception time periods. The Directors noted that the Capital Appreciation Fund outperformed the Lipper peer group average for the since inception, three-year and five-year time periods. The directors concluded that the advisory fee rate, taking into account performance and the other factors mentioned, was in line with comparable funds.

Other Fund Expenses

The directors also considered the total expense ratio of the Funds in comparison to the fees and expenses of the funds included in their respective peer groups. The directors noted that the expense ratios of some of the comparable funds were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. In particular, the directors noted that the Advisor’s fee waiver/expense reimbursement pursuant to the Fee Waiver and Expenses Reimbursement Agreement was contractual in nature and customary for the industry.  The directors concluded that each Fund’s expense ratio was reasonable. Finally, the directors noted that there may be economies of scale as the Funds grow and concluded that it may be appropriate to consider those issues in the future.

Advisor Profitability

The directors noted that the Advisor also provides the Funds with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any other retained by the Funds) and executive and other personnel as are necessary for the Funds’ operations. The directors considered that the Advisor

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2020

pays all of the compensation of the officers of the Company that are affiliated persons of the Advisor, pays a portion of the insurance costs and paid the cost of the organization of the Funds (without reimbursement), through its affiliate, Prospector Partners, LLC.

The directors also noted that the Advisor has contractually agreed to waive, through September 30, 2021, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses do not exceed 1.25% of its average daily net assets. Under the terms of the Fee Waiver and Expense Reimbursement Agreement at the present asset levels of the Funds, the Advisor has received only a portion of its earned management fee. It was also noted that the Advisor does not receive “fall out” benefits commonly received by managers of mutual funds that provide transfer agency, distribution or printing services in-house. The directors considered the expenses of the Advisor and the services provided by the Advisor and that the Advisor expects to be cash flow positive after considering an allocation of expenses from its affiliated advisor, Prospector Partners, LLC and before considering any allocation of income to the owners of the affiliated advisor.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of a Liquidity Administrator Committee, which includes representatives from the Adviser.

The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 10 months ended September 30, 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception on June 1, 2019 (the “Review Period”) in order to prepare a written report for the Board (the “Report”) for consideration at its meeting held on December 8, 2020. The Report noted that during the Review Period the Funds did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program had been effectively implemented during the Review Period.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov.  The Funds’ Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-877-734-7862.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-877-734-7862.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-877-734-7862, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2020, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% and 100% for the Capital Appreciation Fund and Opportunity Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was 100% and 100% for the Capital Appreciation Fund and Opportunity Fund, respectively.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2020 was 21.86% and 1.42% for the Capital Appreciation Fund and Opportunity Fund, respectively.

The percent of ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal year ended December 31, 2020 was 0.00% and 6.32% for the Capital Appreciation Fund and Opportunity Fund, respectively.

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2020

DIRECTORS & OFFICERS TABLE

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years

Independent Board Member

Harvey D. Hirsch*	Director	Indefinite;	Retired.	2	None.
Year of Birth: 1941		Since
September 7,
2007

Joseph Klein III*	Director	Indefinite;	Managing Director of Gauss	2	Ionis
Year of Birth: 1961		Since	Capital Advisors, LLC,		Pharmaceuticals,
		September 7,	a financial consulting and		Inc.; Akcea
		2007	investment advisory firm		Therapeutics,
			focused on biopharmaceuticals		Inc.
since he founded the company
in March 1998.

Roy L. Nersesian*	Director	Indefinite;	Professor of the Leon Hess	2	None.
Year of Birth: 1939		Since	School of Business, Monmouth
		September 7,	University, since September 1985.
		2007	Adjunct Professor of the Center
for Energy and Marine
Transportation, Columbia
University, since September 2000.

John T. Rossello, Jr.*	Director	Indefinite;	Retired.	2	None.
Year of Birth: 1951		Since
September 7,
2007

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2020

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years

Interested Board Members and Officers

John D. Gillespie†*	Director	Indefinite;	Managing member of	2	White
Year of Birth: 1959	President	Since	the Investment Manager.		Mountains
		September 7,	Managing member of		Insurance
		2007	Prospector Partners, LLC,		Group, Ltd.
an affiliate of the Investment
Manager, and portfolio
manager of the investment
funds sponsored by Prospector
Partners, LLC since 1997.

Kevin R. O’Brien	Executive	Indefinite;	Portfolio Manager at	N/A	None.
Year of Birth: 1963	Vice	Since	the Investment Manager.
	President	September 7,	Portfolio Manager at
		2007	Prospector Partners, LLC
since April 2003.

Jason A. Kish	Executive	Indefinite;	Portfolio Manager at	N/A	None.
Year of Birth: 1973	Vice	Since	the Investment Manager.
	President	February,	Director of Research
		2013	since 2010.

Steven R. Labbe	Executive	Indefinite;	Portfolio Manager at	N/A	None.
Year of Birth: 1972	Vice	Since	the Investment Manager.
	President	July,	Analyst since 2012.
2020

Peter N. Perugini, Jr.	Secretary	Indefinite;	Chief Financial Officer at	N/A	None.
Year of Birth: 1970	Treasurer	Secretary	Prospector Partners, LLC
		Since	since 2000.
September 7,
2007
Indefinite;
Treasurer
Since
June 6,
2007

PROSPECTOR FUNDS, INC.

Additional Information (Unaudited) – Continued
December 31, 2020

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
Name,		Length	Occupation	Complex	Served
Year of Birth		of Time	During Past	Overseen	During Past
and Address^	Position	Served*	5 Years	by Director	5 Years

Kim Just	Chief	Indefinite;	Chief Compliance Officer at	N/A	None.
Year of Birth: 1967	Compliance	Since	Prospector Partners, LLC
	Officer	September 7,	since March 2006.
2007

Benjamin Eirich	Assistant	Indefinite;	Assistant Vice President, U.S.	N/A	None.
Year of Birth: 1981	Secretary	Since	Bancorp Fund Services, LLC
		September 5,	a mutual fund service provider,
		2019	since June 2008.

^	The address for all directors and officers is 370 Church Street, Guilford, Connecticut 06437.
*	Each of the Company’s directors was elected by written consent of the sole shareholder of the Funds on September 7, 2007.
†	John D. Gillespie is an interested director of the Fund because he is also the managing member of the Investment Manager.

DIRECTORS
John D. Gillespie
Harvey D. Hirsch
Joseph Klein III
Roy L. Nersesian
John T. Rossello, Jr.

INVESTMENT ADVISER
Prospector Partners Asset Management, LLC
370 Church Street
Guilford, CT  06437

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 East Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN  55402

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Plaza
New York, NY  10004

This report must be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ directors and is available without charge upon request by calling 1-877-734-7862.

Item 1(b).  Not applicable for this Registrant

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  John Rossello, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal periods.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal periods for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$82,400	$82,400
Audit-Related Fees	$0	$0
Tax Fees	$11,890	$11,330
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services that exceed $5,000 for the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The audit committee noted that as indicated in the table below, for the registrant’s prior two fiscal periods, no fees were billed by the registrant’s independent public accountants in connection with non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$11,890	$11,330
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prospector Funds, Inc.

By (Signature and Title)*       /s/John D. Gillespie
John D. Gillespie, President

Date    March 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/John D. Gillespie
John D. Gillespie, President

Date    March 4, 2021

By (Signature and Title)*       /s/Peter N. Perugini, Jr.
Peter N. Perugini, Jr., Treasurer

Date    March 4, 2021

* Print the name and title of each signing officer under his or her signature.